UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 26, 2013

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Wausau Paper Corp. (the “Company”) on June 26, 2013 (the “Original Filing”), the Company completed the disposition of substantially all assets relating to its Paper Segment business on June 26, 2013 (the “Closing Date”).  This Amendment No. 1 (the “Amendment”) is being filed to amend Items 2.01 and 9.01 of the Original Filing to provide pro forma financial information pursuant to Article 11 of Regulation S-X.

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

As previously reported in the Original Filing, the Company completed the disposition of its Paper Segment business on the Closing Date.  The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(b) Pro forma financial information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.1.

(d) Exhibits.

99.1 Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  July 3, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated June 26, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 99.1

Unaudited Pro Forma Financial Information